Discontinued Operations	12 Months Ended
Jun. 30, 2023
Discontinued Operations [Abstract]
Discontinued Operations

Note 3 – Discontinued Operations

Disposal of Sunway Kids

On June 25, 2020, the Company, Sunway Kids and Mr. Yanliang Han (the “SK Purchaser”), an unrelated third party, entered into a share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the SK Purchaser agreed to purchase Sunway Kids in exchange for cash consideration of $2.4 million. Upon closing of the transaction, the SK Purchaser became the sole shareholder of Sunway Kids and as a result, assumed all assets and liabilities of all the subsidiaries and variable interest entities (the “VIE”) owned or controlled by Sunway Kids. The SK Purchaser settled $1.0 million of its payment obligation in November 2020 through a tri-party settlement agreement executed on September 29, 2020 among the Company, SK Purchaser and the Asset Seller. Although the SK Purchaser is current with its installment payment, the Company recognized the remaining installment payment on a cash basis as collectability of the remaining $1.4 million cannot be reasonably assured during the year ended June 30, 2020. During the year ended June 30, 2021, the Company received the remaining $1.4 million. As a result, the disposition of Sunway Kids resulted in the recognition of a gain of approximately $1.4 million that is recorded in the accompanying consolidated statements of operations in the caption of “net gain on sale of discontinued operations, net of applicable income taxes” during the year ended June 30, 2021.